UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 19, 2004


                        Commission File Number: 0-50344

                         Neighborhood Connections, Inc.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

           Nevada                                         16-1630142
-------------------------------                         --------------
(State or other jurisdiction of                         (IRS Employer
incorporation  or  organization)                        Identification
                                                        No.)

         6802 San Remo, Houston, Texas                77083
 ---------------------------------------------    -------------
    (Address of principal executive offices)        (zip code)

                            (281) 575-1208
       ---------------------------------------------------------
                      Issuer's Telephone Number


                                 JCG, Inc.
                    8425 Bay Point Dr., Las Vegas, NV  89128
-----------------------------------------------------------------------
(Former name, former address, and former fiscal year, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

(a) On March 19, 2004, Neighborhood Connections, Inc., ("NBHC") a Nevada corporation and JCG, Inc., ("JCG") a Nevada corporation entered into to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby NBHC has acquired all the outstanding shares of common stock of JCG from its sole stockholder in an exchange for $3,600 cash in a transaction where NBHC is the successor corporation.

The Merger was approved by the unanimous consent of the Board of Directors of NBHC on March 18, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, NBHC is the successor issuer to JCG for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for Neighborhood Connections to succeed to the registration status of JCG under the Exchange Act pursuant to Rule 12g-3. JCG, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. Neighborhood Connections, Inc. director and officer became the director and officer of the Surviving Corporation. The sole director and officer of JCG resigned. Pursuant to the Merger Agreement the Articles and By-laws of Neighborhood Connections become the Articles and By-Laws of the Surviving Corporation.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein.

(b) The following table sets forth information concerning stock ownership as of March 19, 2004 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.


                                              Amount
Title     Name and Address                    of shares               Percent
of        of Beneficial                       held by     Date        of
Class     Owner of Shares     Position        Owner       Purchased   Class(1)
-------------------------------------------------------------------------------

Common    Ruth Selmon(2)        President       5,000,000  9/18/02    77.8%
                                Director
---------------------------------------------------------------------------
Common   All Executive Officers and
         Directors as a Group (1 persons)       5,000,000             77.8%


(1) The percentages listed in the Percent of Class column are based upon 6,420,000 issued and outstanding shares of Common Stock.

(2)  Ruth Selmon, 6802 San Remo, Houston, Texas  77083.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) The consideration exchanged pursuant to the Merger Agreement was negotiated between NBHC and JCG. In evaluating the Merger, JCG, a non operating company valued its stock at par value $0.001. In evaluating JCG, NBHC placed a primary emphasis on JCG status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and JCG's facilitation of NBHC's becoming a reporting company under the Securities Exchange Act.


NEIGHBORHOOD CONNECTIONS BUSINESS
---------------------------------

The Company plans to provide management for the collection of pay telephone coin revenues including the repair and maintenance of existing pay telephone equipment, and the installation of new equipment. As well, it will evaluate the profitability of prospective pay telephone locations and the removal and/or relocation of such equipment as necessary.

From inception through December of 2003, the Company's efforts has been devoted primarily to startup and development activities, which include the following:

1.   Formation of the Company and obtaining start-up capital
2.   Developing services
3.   Developing marketing and advertising tools
4.   Building a customer base

Initially, the market that Neighborhood Connections, Inc. plans to target is the city of Houston, Texas, where the company is headquartered, and a radius of 100 miles around Houston. Once it has established this foothold, the Company will expand its horizons to include larger portions of the state of Texas and surrounding states, from which territory it can perfect its replicable techniques, link with other regions, and establish a national presence.

The Pay Telephone Service Industry was substantially transformed in 1996-97 when the FCC, as part of its deregulation efforts in the telecommunications industry as a whole, further deregulated payphones [For valuable background material, (See "Scope of Competition in Telecommunications Markets of Texas, the 1999 report to the 76th Congress of Texas by the Public Utilities Commission of Texas (PUCT)"), available through the Commission's website. In particular, see the

FCC's Payphone Orders, Report and Order (FCC 96-388, September 20,
1996) and Order on Reconsideration (FCC 96-439, November 8, 1996, as well as implementation orders put in place by the PUCT.) These changes removed state rate caps on the price of local phone calls and allowed providers to charge for directory assistance calls from a payphone. New rates for local calls from payphones range from 35 cents to $1.00. Additionally, private payphone owners are now allowed to charge long-distance carriers for calls placed to the long-distance company's toll free numbers from payphones. This so-called "dial-around" compensation for payphone owners was one of the most controversial aspects of the FCC's payphone order. The FCC found that payphone owners should be compensated for the use of the instrument for each and every completed call. After setting a rate and having it appealed a the Circuit Court of the District of Columbia by several long-distance carriers, the Court determined that the appropriate rate of compensation should be 28.4 cents for each completed call. Carriers are required to compensate the payphone owner 28.4 cents for each completed call from a payphone and are passing this cost through to either the person using the credit card or to the "800" number subscriber.

This action, of course, has had a dramatic effect on the potential profitability of pay telephone management services and has opened up opportunities for smaller companies like Neighborhood Connections, Inc. The opportunity to set rates is an obvious advantage as it provides the flexibility to create a profitable business. Calls to Information are frequent and provide additional revenues. But perhaps most important, given the number of credit card customers who now access their long-distance provider using an 800 or other toll-free number, the ability to charge long-distance carriers for all those calls placed on the Company's equipment opens another major profit center. Houston, Texas, the Company's target area, is the fourth-largest city in the United States. Though its fortunes were famously and dramatically impaired by the world-wide oil crisis of the early-80's, its economy has improved steadily ever since and its current rates of employment and economic activity are impressive and mark over fifteen years of continuous growth. Harris County, the county that includes Houston and the area surrounding it, is the third largest county in the United States with a population of 3,250,404 people and is 1788 square miles in area. It has some 1.5 million payphones.

In 1996, the Federal Communications Commission (FCC) determined that all ILEC payphones would be deregulated and removed from the ILEC's investment base, and that the rates for local services from payphones must be deregulated. The impact of the FCC's decision on Texas consumers is still evolving. While the number of ILEC-provided payphone lines steadily decreased during the last data period, the number held steady during the next period. The portion of the market shown to be held by non-ILEC providers is artificially low, however, because this data set did not include payphone service providers
(PSPs) on a comprehensive basis.

Furthermore, in 1995 the total revenue from ILEC payphones was $135,440,523. and that of non-ILEC payphones was $293,233 or 0.22% of the total revenues. In 1996, the ILEC revenue was $138,824,311. and that of non-ILEC payphones was $329,816 or 0.24%. In 1997, the total was $182,119,540 and the non-ILEC payphones' revenues had grown to $685,162 or 0.37% of the total, indicating steady growth of non-ILEC, that is to say, privately-managed pay telephones. It is relatively difficult to get accurate figures; the Southwestern Bell System, for example, considers these data to be "proprietary," and refuses to divulge even the number of its payphone sites, let alone specifics about their locations or profits. This jealous protection of statistical information and the need to do some detective work just to come up with accurate figures speaks powerfully to the vulnerability the ILEC provider(s) feel as deregulation opens up more opportunities to small private providers like the Company.

Competition for small (less than 300 payphones) companies is relatively nonexistent due to the capital requirements and time involved in running a successful operation. Typically, one or two family members own small companies and share the responsibilities for the upkeep of their equipment. A common complaint by the owners of this type of business entity is that they have little time to devote to the management of pay telephones because: 1) they do not have sufficient capital to acquire additional locations and invest in operable equipment; and, 2) they are not interested in becoming involved on a full time basis.

Based on the limited experience of management running a small operation in Houston, the founders of the Company have discovered that one or two-person crews can install or remove equipment at 4-to-6 locations per day provided the constraints of the sites are minimal. One coin retrieval agent is able to collect coin revenues on 45-to-60 phones per day, and report any maintenance requirements for each location. A site locator is able to canvas a geographical sector within 4 to 5 days generating location contracts at approximately 20-to-25 new sites. One central office manager can coordinate routes, assign maintenance problems, answer pay telephone user questions or problems, program pay telephone equipment via computer, analyze quarterly dial-around compensation reports, evaluate the effectiveness of long-distance carrier operations and revenues generated thereon, and maintain nightly polled telephone detail. Once 300 pay phones are under management, another maintenance person is required and once there are 600 both a maintenance/sales person and an office assistant become necessary. Growing in this simple way with careful planning and a knowledge of how and where to solicit new pay phone sites and contracts for multiple phones at the sites of larger customers (like those in shopping malls and in gated communities) the Company plans to hone and develop a model for running a successful pay telephone enterprise that will be teachable to others around the country whose regions can ultimately be linked in a pay telephone service system that can claim a substantial share of a multi-billion dollar industry.

When one realizes that the average gross revenue per unit is forecast at $1,004 annually, one can begin to see how growing the number of units under the Company's management can create a business with very good numbers able to be serviced by a relatively small workforce. The target number of 600 payphones will themselves produce a business grossing over $600,000 dollars annually. As the Company penetrates the greater Houston area and Harris County and then expands into East and Coastal Texas, it will raise its annual revenues to a million dollars annually once it reaches 1000 payphone sites from which point it can expand arithmetically and greatly increase this figure.

Among other expansion strategies being considered, the Company plans to develop a training program in how to run a solid pay telephone services company so that other people looking to run a small business can learn how to apply a similarly successful enterprise in their own area one that can be run efficiently and effectively by relative novices in the business field, if they, like the founders, have enough desire, motivation, talent and determination to succeed. This will also be useful in creating links with other similar and allied service providers around the country as these smaller operations begin to be implemented by entrepreneurs trained by and potentially in continuing contact with the Company through a voluntary mentoring program. The training and continuing support programs will themselves provide an additional profit center, as they will include fees for start-up and consulting services.


RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history having been incorporated in the State of Nevada on September 18, 2002. Activities to date have been limited primarily to organization, initial capitalization, establishing an appropriate operating facility in Houston, Texas and commencing with initial operational plans. The Company has yet to generate any revenues. As of the date of this offering circular, the Company has developed a business plan, established administrative offices and started to identify prospective customers for the collection of pay telephone coin revenues, repair and maintenance of existing pay telephone equipment.

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.


(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

The Company has prepared audited financial statements as of December 31, 2003, reporting that the Company is in its developmental stages. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that the Company anticipates that it will incur losses and negative cash flow over the next twelve (12) to twenty-four (24) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.


(c)  DEPENDENCE ON CONTINUED USE OF PAY TELEPHONES

This business plan and all the Company's plans for profitability and success are dependent on the continued use (and even growth) of the pay telephone industry. Along with all the other massive changes in the telecommunications and the phone system has been added a new technological change that can have a marked effect on the Company's prospects: the cell phone. As more people have their own portable means of being in telephone contact with the open other people in their business and personal lives, their need for public telephone sites will correspondingly shrink in ways that could fatally reduce demand for pay telephone management companies such as our own. No assurances exist that this will remain a viable industry, let alone business.

(d) POSSIBILITY THAT DEREGULATION MAY NOT CONTINUE TO OPEN THE PAYPHONE MARKET TO NEIGHBORHOOD CONNECTIONS.

The Company's plans to succeed in establishing a presence in Houston and then moving out from there depends entirely upon Federal decisions that have for a number of years favored the dramatic opening of the former telephone monopoly to the open market. Fostering healthy and fairly-fought competition is a basic tenet of our country. However, if this political climate should change, it is possible that government activities in this area could either shift away from continuing deregulation or become hostile to small companies trying to maximize their profits in a market that is still in many ways forced into providing services at little or no cost to average consumers. No assurances can be given that the good economic indicators evident up to now will remain positive over the next few years.

Moreover, the good economic news the country has been generating for the past eight or so years may not continue sufficient to support the growth of the industry. Payphone services are now rising with the rising tide of economic good times; there are no guarantees that this "high tide" will continue to rise; nor that interest rates favoring new businesses will remain available.

(e)  RISK OF EQUIPMENT AND PROPERTY LOSSES AND FAILURES

A part of the business of managing pay telephone sites involves the maintenance of the actual physical telephones and phone booths that customers need to be able to access our public telephone service. Security problems with payphone locations are of course major concerns for the pay telephone management industry. Time and money are drained by vandalism, by graffiti defacement of sites, by thievery if assets are broken into, and in all sorts of other ways relating to the usability and the popularity of public telephone sites.

Furthermore as phone service is necessary all over the city and in all sorts of more rural locations, it is often necessary to place company property (and therefore company assets) in all variety of neighborhoods and city locations, at least some of which are in higher crime areas or in areas where they are more vulnerable to malicious mischief. Security for the Company's phones and locations is impractical, and extra personnel to patrol or to canvass them also involves added expense should the problem grow out of hand.
The Company has no guarantee that in expanding it will not also put equipment in jeopardy in ways that could substantially affect the Company's profitability. It has no guarantee that it can keep locations desirable for potential customers, and no guarantee that it will be able to keep on top of the constant need for maintaining sites if the plans in place concerning maintenance needs should prove to be inadequate.

In the related matter of property loss or loss of revenue due to equipment failures, the potential damage to the company's profitability is also substantial. This of course includes the expenditures related to replacing or repairing faulty equipment; as well as the possibility that failures or slowdowns in the communication grid could greatly decrease revenues from pay telephone sites in large areas of the company's target area.

(f)  COMPETITION

As stated above, competition for small (less than 300 payphones) companies is relatively nonexistent due to the capital requirements and time involved. Typically, one or two family members who share the responsibilities for the upkeep of their equipment own small companies. A common complaint by these type entities is that they have little time to devote to the business of pay telephones because they 1] do not have sufficient capital to acquire additional locations and invest in operable equipment and 2] are not interested in becoming involved on a full time basis. Larger companies may or may not have their own maintenance crews, but would also be candidates for the proposed services outlined here as the principals have the primary desire of growing their business through mergers/acquisitions and locating new payphone sites

By the same token, larger companies and particularly Southwestern
Bell, the service provider for the Houston area should they decide to aggressively pursue a campaign designed to increase their market share with pay telephones, could significantly affect the Company's plans to expand and to grow its share of the market. Because of their size and name recognition and general clout, these companies have resources that Neighborhood Connections, Inc., a small start-up company, could never hope to match, and with which they could effectively quash its bid to establish itself.



(g)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies exclusively upon the services and expertise of Ruth Selmon (President). In order to implement the aggressive business plan of the Company, management recognizes that additional staff will be required. The president is the only personnel at the outset and until 300 payphones are under management. One maintenance member will be added at the acquisition of a contract for the next 50 payphones and another will be added when the company has 600 payphones under management. Management has no plans to increase the number of employees until the Company can produce a profit on a consistent basis. No assurances can be given that the Company will be able to find suitable employees that can support the above needs of the Company or that these employees can be hired on terms favorable to the Company.

(h) LACK OF EXPERIENCE ON THE PART OF MANAGEMENT

As stated above, the Company currently relies exclusively upon the services and expertise of Ruth Selmon (President). She has no business experience in managing a pay telephone collection company. As such, the business model and methodologies he develops may be unsuccessful. As a consequence, failure to identify effective and efficient process servicing methodologies and build a customer base can have an adverse effect on the Company's future.


(i) THE COMPANY IS DEPENDENT ON ITS OFFICER TO DEVELOP AND IMPLEMENT ITS BUSINESS PLAN.

The Company plans to rely heavily on its sole officer, Ruth Selmon has no experience in the pay telephone collection agency. Should the Company be deprived of the services of its officer for any reason during this period of initial and expansion, the results would be devastating to the Company and could lead to its dissolution. Management cannot be sure that this business model will be successful in the Houston market or other markets. The Company does not have an employment agreement with Ruth Selmon.

(j)  EXPANSION PLANS MAY PROVE UNWORKABLE

Though management is committed to the plan stated above and has confidence in its ability to establish itself and then expand its influence, there is no guarantee that it will in fact be able to achieve its goals. As it is still a small operation run primarily by two individuals, even its first steps to establish itself more firmly as a viable organization in Houston, Texas may prove to be beyond its capacity to achieve. Once at the level described above (600 payphones under contract), it may not be able to grow to the next goal which would require a more sophisticated organization. Even if successful in Houston, it may prove unable to expanding into the 10 mile radius around the city that is its next target. And once it achieves that goal with a greatly expanded number of telephones under its umbrella, its plan to include in its territory more of Texas, Southwestern Louisiana, and parts of Oklahoma may not be something it can so readily do.


(k)  GOVERNMENT REGULATION.

Although the Company plans on obtaining all required federal and state permits, licenses, and bonds to operate its facilities, there can be no assurance that the Company's operation and profitability will not be subject to more restrictive regulation or increased taxation by federal, state, or local agencies.

 (l) SHARES SUBJECT TO RULE 144, IF SOLD COULD HAVE A MATERIAL NEGATIVE IMPACT UPON THE MARKET PRICE OF THE COMPANY'S SHARES.
    ------------------------------------------------------------------

On December 31, 2002, the Company had 4,000,000 Common Shares issued and outstanding that have not been registered with the Commission or any State securities agency and which are currently restricted pursuant to Rule 144 promulgated by the Commission under the 1933 Act. Rule 144 provides, in essence, that a person holding restricted securities for two years from the date the securities were purchased from the issuer, or an affiliate of the issuer, and fully paid, may sell limited quantities of the securities to the public without registration, provided there shall be certain public information with respect to the issuer. Pursuant to Rule 144, securities held by non-affiliates for more than three years may generally be sold without reference to the current public information or broker transaction requirements, or the volume limitations. None of the current outstanding restricted shares are available for resale pursuant to Rule 144. The sale of some or all of the currently restricted Common Shares could have a material negative impact upon the market price of the Common Shares if a market for the Common Shares should develop in the future. (See "PRINCIPAL STOCKHOLDERS")

(m) RISKS ASSOCIATED WITH ACQUISITIONS MAY NOT BENEFIT THE COMPANY AND DILUTE THE VALUE OF THE COMPANY'S SHARES.
    ------------------------------------------------------------------

If appropriate opportunities present themselves, the Company would acquire businesses, technologies, or service(s) that the Company believes are strategic and would help it build its operations and/or future customer base.

The Company currently has no understandings, commitments or agreements with respect to any other material acquisition and no other material acquisition is currently being pursued. There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

(n)   LOW-PRICED STOCKS MAY AFFECT THE RESELL THE COMPANY'S SHARES.
     -------------------------------------------------------------

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 6802 San Remo, Houston, Texas 77083, Phone: (281) 575-1208. The office space is provided by the officer of the Company at no cost to the Company.


CURRENT DIRECTORS

The names, ages and positions of the Company's director and executive officer here follows:

Name                         Age           Position
------------                 ---      -------------------------------
Ruth Selmon                  51       President, Chief Executive
                                      Officer, Chief Financial
                                      Officer, and Director


Biography of Ruth Selmon, President and CEO, Chairman of the Board
------------------------------------------------------------------

Ruth Selmon, has served in this capacity since the inception of Neighborhood Connections. Born April 17, 1952 in Houston, Texas. She has been married for 25 years and has three children. Mrs. Selmon began working with Southwestern Bell Telephone in 1970 and then later with AT&T prior to her retirement from the telephone industry in 1992. Ruth Selmon severed at President and CEO for Mercado Industries, Inc., a Nevada Corporation. Mercado Industries was designed to sell retail travel via the Internet. With the collapse of the "dot.com" companies, she did not pursue this internet enterprise. Mrs. Selmon also volunteers her time to the local Girl Scout chapter, the local elementary school, and various church functions. She is a computer adept which serves her well in setting up the start-up process for Neighborhood Connections, Inc. She graduated from Austin High School in Houston, Texas.


EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received compensation during the fiscal year ended December 31, 2003. Neighborhood Connections intends to pay salaries when cash flow permits. No officer or director received stock options or other non-cash compensation during the fiscal year ended December 31, 2003.


SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
Ruth Selmon
    Director,
    CEO/CFO,
    President      2003     -0-            -0-           -0-
                   2002     -0-            -0-           -0-
-------------------------------------------------------------------------------

Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted  Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
-------------------------------------------------------------------------------
Ruth Selmon
    Director
    CEO/CFO,
    President      2003    -0-           -0-                -0-       -0-
                   2002    -0-           -0-                -0-       -0-
-------------------------------------------------------------------------------



The Company currently does not have employment agreements with its executive officer. The sole officer/director of the Company has agreed to take no salary until the Company can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. She will only be compensated at the time the Company can generate enough revenues to support salaries on a regular basis. She will receive no accrued remuneration.


(ii)  Compensation of Directors

There were no arrangements pursuant to which any director of the Company was compensated for the period from September 18, 2002 to December 31, 2003 for any service provided as a director. In addition, no such arrangement is contemplated for the foreseeable future.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

Neighborhood Connections Common Stock, $0.001 par value, is traded on the National Quotation Bureau ("Pink Sheets") under the symbol "NBHC".

Since NBHC was cleared for trading on the Pink Sheets on January 28, 2004, no shares have traded in the stock. There are no assurances, a trading market will develop for the stock.


DESCRIPTION OF NEIGHBORHOOD CONNECTIONS SECURITIES

In accordance with our amended and restated certificate of incorporation, Neighborhood Connections is authorized to issue up to 60,000,000 shares of Common Stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share. As of March 19, 2004, there were 6,420,000 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding.


NEIGHBORHOOD CONNECTIONS COMMON STOCK

     As of March 19, 2004, there were 6,420,000 shares of Common Stock issued and outstanding. There are no outstanding stock or warrants.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.  Redemption rights - no such rights exist for shares of common stock.

vii.  Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.


(2)  Potential Liabilities of Common Stockholders to State and Local
     Authorities

No material potential liabilities are anticipated to be imposed on stock-holders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

B.  Preferred Stock

The authorized preferred stock of the corporation consists of 5,000,000 shares with a par value of $0.001 per share.

Five million (5,000,000) authorized Series A Preferred Shares with a par value of $0.001 and such other terms as determined by the board of Directors of the corporation prior to their issuance. Each Series A Preferred Share shall have voting rights and shall carry a voting weight equal to ten (10) Common Shares. Each Series A Preferred Share may be converted into ten (10) Common Shares upon approval by the Board of Directors of the corporation.

Five million (5,000,000) authorized Series B Preferred Shares with a par value of $0.001 per share and such other terms as may be determined prior to their issuance by the Board of Directors. Each Series B Preferred Share shall have voting rights and shall carry a voting weight equal to two (2) Common Shares. Each Series B Preferred Share may be converted into two (2) Common Shares upon approval by the Board of Directors.

Five million (5,000,000) authorized Series C Preferred Shares with a par value of $0.001 per share and such other terms as may be determined by the Board of Directors prior to their issuance. No Series C Preferred Share shall have voting rights.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help the Neighborhood's management impede a takeover or attempted change in control.

       The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.

CHANGES IN ACCOUNTANTS

Not applicable. Both Neighborhood Connections and JCG, Inc. have engaged the Same auditor since their inception.


ITEM 5.  OTHER EVENTS

Successor Issuer.

Based on the change of ownership in the Registrant, the Corporation's mailing address and business address have been changed from 8425 Bay Point Dr., Las Vegas, NV 89128 to 6802 San Remo, Houston, Texas 77083, Phone Number: (281) 575-1208, effective March 19, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, the Neighborhood Connections is the successor issuer to JCG for reporting purposes under the Securities Exchange Act of 1934. Neighborhood Connections intends to file an annual report as required under Rule 12g-3(g).


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On March 19, 2004, JCG accepted the resignations of Jeffrey Chad Guidry as Officer and Director and Ruth Selmon became the Sole Director, President, Secretary, Treasurer of the Registrant.

Pursuant to the merger, the Officer and Director of NBHC, the successor corporation, will remain the same. (See Exhibit 2.1 "Merger Agreement".)

ITEM 7.   FINANCIAL STATEMENTS

     Audited financial statements of NBHC are filed herewith along with Proforma financial statements.



EXHIBITS

2.1* Agreement and Plan of Merger between Neighborhood Connections, Inc. and JCG, Inc.
99.2* The required financial statements of Neighborhood Connections, Inc. for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. (See Exhibit 99.3)
       The pro forma financial statements of Neighborhood Connections, Inc. required pursuant to Article 11 of Regulation S-X are included herein. The pro forma data is presented for informational purposes only and may not be indicative of future results of operations and the future financial position of the Company. The pro forma financial information should be read in conjunction with the historic financial statements of the Company and notes thereto. (See Exhibit 99.3)

---------------
*Filed herewith


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEIGHBORHOOD CONNECTIONS, INC.
                                                (formerly JCG, Inc.)

Date: March 19, 2000
                                            By  /s/ Ruth Selmon
                                            -------------------
                                                    Ruth Selmon
                                                    President